SIXTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into effective as of September 21, 2010, by and among ENSERCO ENERGY INC., a South Dakota corporation (the “Borrower”), BNP PARIBAS, a bank organized under the laws of France (“BNP”), Administrative Agent, Collateral Agent, Documentation Agent, as an Issuing Bank and a Bank, SOCIETE GENERALE, a bank organized under the laws of France (“SocGen”), as an Issuing Bank, a Bank and the Syndication Agent, and each of the other financial institutions that are parties hereto (collectively, the “Banks”).
WHEREAS, the Borrower, Agent and the Banks have entered into that certain Third Amended and Restated Credit Agreement, dated to be effective as of May 8, 2009 (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented, or otherwise modified, the “Credit Agreement”); and
WHEREAS, the Borrower and the Banks have agreed to make certain changes to the Credit Agreement;
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
1.    Defined Terms. All capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to them in the Credit Agreement. Unless otherwise specified, all section references herein refer to sections of the Credit Agreement.
2.    Section 1.01 - Definitions. The following definitions contained in Section 1.01 of the Credit Agreement shall be and hereby are amended as follows:
2.1    Borrowing Base Advance Cap. The definition of “Borrowing Base Advance Cap” is amended and restated in its entirety to read as follows:
“'Borrowing Base Advance Cap' means at any time an amount equal to the least of:
(a)    the Committed Line Portions then subscribed to by the Banks as shown on Schedule 2.01;
(b)    the Borrowing Base Sub-Cap; or
(c)    the sum of:
(i)    the amount of Cash Collateral and other liquid investments that are acceptable to the Banks in their sole discretion and that are subject to a first perfected security interest in favor of Agent, as collateral agent for the Banks, which shall not include Cash Collateral in which a Lien has been granted by the Borrower in order to secure the margin requirements of a swap contract permitted under Section 8.06(b); plus
(ii)    90% of equity (net liquidity value) in Approved Brokerage Accounts; plus
(iii)    90% of the amount of Tier I Accounts; plus
(iv)    85% of the amount of Tier II Accounts; plus
(v)    85% of the amount of Tier I Unbilled Eligible Accounts; plus
(vi)    80% of the amount of Tier II Unbilled Eligible Accounts; plus
(vii)    80% of the amount of Eligible Inventory (other than coal and Environmental Products) that is not line fill; plus
(viii)    70% of Eligible Inventory (other than coal and Environmental Products) that is hedged crude oil “line fill” inventory (excluding line fill located in “gathering lines”) valued at market, not to exceed a net eligible collateral value of $15,000,000.00; plus
(ix)    75% of Eligible Hedged Coal Inventory; plus
(x)    80% of the amount of Eligible Exchange Receivables; plus
(xi)    80% of the amount of Undelivered Product Value; plus
(xii)    50% of Eligible Environmental Products; less
(xiii)    the amounts (including disputed items) that would be subject to a so-called “First Purchaser Lien” as defined in Texas Bus. & Com. Code Section 9.343, comparable laws of the states of Oklahoma, Kansas, Wyoming or New Mexico, or any other comparable law, except to the extent a Letter of Credit or other Collateral acceptable to Agent secures payment of amounts subject to such First Purchaser Lien; less
(xiv)    120% of the amount of any mark to market exposure to the Swap Banks under Swap Contracts as reported by the Swap Banks, reduced by Cash Collateral or other Collateral acceptable to Agent held by a Swap Bank.
In no event shall any amounts described in (c)(i) through (c)(xii) above that may fall into more than one of such categories be counted more than once when making the calculation under subsection (c) of this definition. In no event shall:
(A)    any amount described in (c)(ix) above exceed fifteen percent (15%) of the sum of (c)(i) through (c)(xiv) above,
(B)    amounts attributable to coal in (c)(i) through (c)(xiv) above exceed thirty percent (30%) of the sum of (c)(i) through (c)(xiv) above, or
(C)    amounts attributable to Eligible Environmental Products in (c)(xii) above exceed ten percent (10%) of the sum of (c)(i) through (c)(xiv) above.”
2.2    Borrowing Base Collateral Position Report. The definition of “Borrowing Base Collateral Position Report” is amended and restated in its entirety to read as follows:
“'Borrowing Base Collateral Position Report' means a report, substantially in the form of Exhibit D attached hereto, detailing all Collateral that has been or is being used in determining availability for an advance or letter of credit issuance under the Borrowing Base Line. Such report to be executed by a Responsible Officer of the Borrower, delivered to the Agent and each Bank in accordance with the requirements of Section 7.02(b) of this Agreement, including schedules in form and substance reasonably acceptable to the Agent showing the Borrower's:

(a)	balances of all Cash Collateral,

(b)
Tier I Accounts (describing in sufficient detail any offsets, counterclaims, deductions, or reconciliations, by counterparty, as provided in the definitions of “Eligible Accounts” or “Tier I Accounts”, as well as credit limits),

(c)
Tier II Accounts (describing in sufficient detail any offsets, counterclaims or deductions, by counterparty, as provided in the definitions of “Eligible Accounts” or “Tier II Accounts”, as well as credit limits),

(d)
Tier I Unbilled Eligible Accounts (including any offsets, counterclaims or deductions by counterparty, as provided in the definitions of “Eligible Accounts” or “Tier I Accounts”, as well as credit limits),

(e)
Tier II Unbilled Eligible Accounts (including any offsets, counterclaims or deductions by counterparty, as provided in the definitions of “Eligible Accounts” or “Tier II Accounts”, as well as credit limits),

(f)
a schedule of Eligible Inventory (including Eligible Inventory that is line fill and/or tank bottom, detailed as separate items) together with supporting information including but not limited to market values,

(g)	a schedule of Eligible Hedged Coal Inventory,

(h)	any broker's account statements reflecting the net liquidating value of Approved Brokerage Accounts and balances in such accounts,

(i)
a schedule of Eligible Exchange Receivables (describing in sufficient detail any offsets, counterclaims or deductions by counterparty, as provided in the definition of “Eligible Exchange Receivables”, as well as credit limits),

(j)	Undelivered Product Value, by counterparty, showing all related liabilities including accounts payable, accrued payables, and mark-to-market losses,

(k)	a schedule of Eligible Environmental Products together with supporting information including but not limited to market values,

(l)	a schedule of all actual and potential first purchaser liabilities,

(m)	the amount of mark-to-market exposure owed to the Swap Banks under Swap Contracts as reported by the Swap Banks, and

(n)	all Loans and Letters of Credit outstanding.
The Borrower will also provide the Agent and the Banks, together with the delivery of each Borrowing Base Collateral Position Report, if available, but in no event less than once a month, bank account statements covering Cash Collateral and copies of any other supporting third party documentation relating to the assets more fully described in any Borrowing Base Collateral Position Report that the Agent may reasonably request.”
2.3    Coal Supply L/Cs. The definition of “Coal Supply L/Cs” is deleted in its entirety.
2.4    Eligible Environmental Products. The following definition of “Eligible Environmental Products” is added in proper alphabetical order:
“'Eligible Environmental Products' means, at the time of determination thereof, Environmental Products valued at the current market price (as referenced by a published source acceptable to the Agent in the exercise of reasonable discretion), and, in all instances as to which the following requirements have been fulfilled to the satisfaction of the Required Banks:
(a)    the Environmental Products are owned by the Borrower free and clear of all Liens in favor of third parties, except Liens in favor of the Banks under the Loan Documents and except for Permitted Liens;
(b)    the Environmental Products are subject to a fully perfected first priority security interest in favor of Agent for the benefit of the Banks pursuant to the Loan Documents; and
(c)    the Environmental Products are NOx/SOx Credits (as defined in the definition of 'Environmental Products') created, issued, certified or otherwise generated pursuant to and in compliance with any law, rule or regulation promulgated by any Governmental Authority under any state or federal renewable portfolio standard, air pollution control laws, or similar laws, rules, or regulations.”
2.5    Environmental Products. The following definition of “Environmental Products” is added in proper alphabetical order:
“'Environmental Products' means the following:
(a)    renewable energy certificates, credits, allowances, green tags, or other transferable indicia, however entitled, each indicating generation of one megawatt hour or other specified amount of energy from a renewable energy source, including any energy source that is not fossil carbon-based, non-renewable or radioactive, and including without limitation solar, wind, biomass, anaerobic digester, hydrogen fuel cell, geothermal, landfill gas, or wave, tidal and thermal ocean technologies (collectively, 'RECs');
(b)    emissions allowances, certificates, credits, benefits, reductions, offsets, or other transferable indicia, however entitled, each representing either one metric ton or other specified amount of carbon dioxide (or carbon dioxide with other greenhouse gas, including without limitation methane, nitrous oxide, hydroflurocarbons, perflurocarbons, and sulphur hexafluoride) emissions or the sequestration, reduction or avoidance of emissions (collectively, 'Carbon Credits'); and
(c)    emissions allowances, certificates, credits, benefits, reductions, offsets, or other transferable indicia, however entitled, each representing one ton or other specified amount of sulfur dioxide or nitrogen oxide emissions or the sequestration, reduction or avoidance of emissions (collectively, 'NOx/SOx Credits').”
2.6    L/C Sub-limit Cap. The definition of “L/C Sub-limit Cap” is amended and restated in its entirety to read as follows:
“'L/C Sub-limit Cap' means the cap upon L/C Obligations under particular categories of Letters of Credit Issued under the Borrowing Base Line as follows (each such category below is referred to herein as a “Type” of Letter of Credit):
(a)Performance L/Cs - $25,000,000.00;

(b)	Ninety (90) Day Transportation and Storage L/Cs - $150,000,000.00 but not to exceed the Elected Ninety (90) Day Transportation and Storage L/C Cap then in effect;

(c)	Three Hundred Sixty-Five (365) Day Transportation and Storage L/Cs - $100,000,000.00 but not to exceed the Elected Three Hundred Sixty-Five (365) Day Transportation and Storage L/C Cap then in effect;

(d)	Ninety (90) Day Swap L/Cs - $100,000,000.00, but not to exceed the Elected Ninety (90) Day Swap L/C Cap then in effect;

(e)	Three Hundred Sixty-Five (365) Day Swap L/Cs - $75,000,000.00 but not to exceed the Elected Three Hundred Sixty-Five (365) Day Swap L/C then in effect;

(f)	Three Hundred Sixty-Five (365) Day Supply L/Cs (including Three Hundred Sixty-Five (365) Day Supply L/Cs of the Type described in (g) and (h) below) - $50,000,000.00;

(g)
Supply L/Cs (regardless of tenor), to the extent such Supply L/Cs are Issued to facilitate the purchase of natural gas liquids for resale or to secure the purchase of natural gas liquids - $25,000,000.00;

(h)	Supply L/Cs (regardless of tenor), to the extent such Supply L/Cs are Issued to facilitate the purchase of coal for resale or to secure the purchase of coal - $25,000,000.00; and

(i)
Ninety (90) Day Supply L/Cs - the lesser of (A) Committed Line Portions subscribed to by the Banks as shown on Schedule 2.01 and (B) the Borrowing Base Sub-Cap then in effect less (i) any amounts outstanding, without duplication, under (a), (b), (c), (d), (e), (f), (g) and (h) above, and (ii) the Effective Amount of all Loans.”

2.7    Long Position. The definition of “Long Position” is amended and restated in its entirety to read as follows:
“'Long Position' means the aggregate number of Units of Measure of Product that are either held in inventory or otherwise owned by the Borrower or that Borrower has contracted to purchase (whether by purchase of a contract on a commodities exchange or otherwise), or that Borrower will receive in exchange or under a swap contract including, without limitation, all option contracts (calculated on a Delta Equivalent Basis) representing the obligation of Borrower to purchase Product at the option of a third party, and in each case, for which a fixed purchase price has been set. Long Positions will be expressed as a positive number.”
2.8    Net Fixed Price Volume. The definition of “Net Fixed Price Volume” is amended and restated in its entirety to read as follows:
“'Net Fixed Price Volume' means the number of Units of Measure of Product resulting from the netting of the sum of all Long Positions and Short Positions with respect to such Product of Borrower.”
2.9    NGL Supply L/Cs. The definition of “NGL Supply L/Cs” is deleted in its entirety.
2.10    Ninety (90) Day Supply L/Cs. The definition of “Ninety (90) Day Supply L/Cs” is amended and restated in its entirety to read as follows:
“'Ninety (90) Day Supply L/Cs' means Letters of Credit with a tenor of less than ninety-one (91) days Issued to facilitate the purchase of Product for resale or to secure the purchase of Product.”
2.11    Ninety (90) Day Transportation and Storage L/Cs. The definition of “Ninety (90) Day Transportation and Storage L/Cs” is amended and restated in its entirety to read as follows:
“'Ninety (90) Day Transportation and Storage L/Cs' means Letters of Credit with a tenor of less than ninety-one (91) days Issued to secure companies for transportation and transmission expenses and storage expenses.”
2.12    Product. The definition of “Product” is amended and restated in its entirety to read as follows:
“'Product' means natural gas, natural gas liquids, coal, crude oil, distillates for crude blending, electrical power and Environmental Products.”
2.13    Short Position. The definition of “Short Position” is amended and restated in its entirety to read as follows:
“'Short Position' means the aggregate number of Units of Measure of Product that Borrower has contracted to sell (whether by sale of a contract on a commodities exchange or otherwise) or deliver on exchange or under a swap contract, including, without limitation, all option contracts (calculated on a Delta Equivalent Basis) representing the obligation of Borrower to sell Product at the option of a third party and in each case for which a fixed sales price has been set. Short Positions shall be expressed as a negative number.”
2.14    Three Hundred Sixty-Five (365) Day Supply L/Cs. The definition of “Three Hundred Sixty-Five (365) Day Supply L/Cs” is amended and restated in its entirety to read as follows:
“'Three Hundred Sixty-Five (365) Day Supply L/Cs' means Letters of Credit with a tenor greater than ninety (90) days and less than three hundred sixty-five (365) days Issued to facilitate the purchase of Product for resale or to secure the purchase of Product, which Letter of Credit may contain a clause providing for automatic renewal of the expiry date for periods up to 365 days with a 90-day minimum notice of non-renewal.”
2.15    Three Hundred Sixty-Five (365) Day Transportation and Storage L/Cs. The definition of “Three Hundred Sixty-Five (365) Day Transportation and Storage L/Cs” is amended and restated in its entirety to read as follows:
“'Three Hundred Sixty-Five (365) Day Transportation and Storage' means Letters of Credit with a tenor greater than ninety (90) days and less than three hundred sixty-five (365) days Issued to secure companies for transportation and transmission expenses and storage expenses
2.16    Unhedged Transportation Exposure. The definition of “Unhedged Transportation Exposure” is amended and restated in its entirety to read as follows:
“'Unhedged Transportation Exposure' means the amount of any transportation expenses Borrower incurs prior to the transportation of Product less any such expenses that are supported by Transportation and Storage L/Cs (to the extent such Transportation and Storage L/Cs support transportation expenses) issued pursuant to this Agreement.”
2.17    Units of Measure of Product. The following definition of “Units of Measure of Product” is added in proper alphabetical order:
“'Units of Measure of Product' means MMBTUS of natural gas, gallons of natural gas liquids, tons of coal, barrels of crude oil/distillates for crude blending, megawatt hours of electrical power, or for any Environmental Product, the applicable unit or measure set forth in the definition of 'Environmental Products' in Section 1.01.”
3.    Other Amendments to the Credit Agreement.
3.1    Section 7.02 of the Credit Agreement is amended as follows:
(a)    Section 7.02(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(e)    on the tenth (10th) Business Day of each month, a forward position report, in form and substance acceptable to the Agent, showing the mark to market position of the Borrower's forward book as of the last calendar day of the preceding month for each Product other than coal, electrical power and Environmental Products, certified by a Responsible Officer of the Borrower;”
(b)    Section 7.02(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(j)    updated risk management policies that shall cover Borrower's trading activities in Products, such policies to be reasonably satisfactory to the Agent and the Banks; and”
(b)    Section 7.02(k) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(k)    as of the 15th and last day of each month, delivered within seven (7) Business Days of the reporting date, a forward position report for coal, electrical power and Environmental Products, showing the mark to market position of the Borrower for each such Product, in form and substance acceptable to the Agent; and”
3.2    Section 7.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“7.15    Financial Covenants. The Borrower shall at all times maintain, on a consolidated basis with its Subsidiaries:
(a)    Minimum Net Working Capital equal to the greater of (i) $60,000,000.00, or (ii) 25% of the then-elected Borrowing Base Sub-Cap, subject to adjustment as provided in Section 8.11(b).
(b)    Minimum Tangible Net Worth equal to the greater of (i) $60,000,000.00, or (ii) 25% of the then-elected Borrowing Base Sub-Cap, subject to adjustment as provided in Section 8.11(b).
(c)    A ratio of Total Liabilities to Tangible Net Worth not to exceed 5:1.
(d)    Minimum Realized Net Working Capital of $60,000,000.00.”
3.3    Section 8.09 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Change in Business. The Loan Parties shall not, nor suffer or permit any of their respective Subsidiaries to, engage in any line of business or trading strategy materially different from the line of business or trading strategy carried on by the Loan Parties and their respective Subsidiaries on the date hereof, except as any such line of business or trading strategy is materially modified or supplemented from time to time in conjunction with an amendment to this Agreement.”
3.4    Section 8.11 of the Credit Agreement is amended as follows:
(a)    The heading to Section 8.11 of the Credit Agreement is amended and restated in its entirety to read as follows: “Net Fixed Price Volume Limits; Short Position Limits.”
(b)    Subsection (a) of Section 8.11 of the Credit Agreement is amended and restated in its entirety to read as follows:
“(a)    At no time will the Borrower allow the Net Fixed Price Volume of
(i)    natural gas to exceed 3,000,000 MMBTUS,
(ii)    crude oil and distillates for crude blending to exceed 50,000 barrels,
(iii)    natural gas liquids to exceed 1,000,000 gallons,
(iv)    coal to exceed 2,000,000 tons,
(v)    electrical power exceed 1,000,000 megawatt hours,
(vi)    RECs (as defined in the definition of 'Environmental Products') exceed 2,000,000 megawatt hours,
(vii)    Carbon Credits (as defined in the definition of 'Environmental Products') exceed 2,000,000 metric tons, and
(viii)    NOx/SOx Credits (as defined in the definition of 'Environmental Products') exceed 100,000 tons.”
(c)    A new subsection (c) to Section 8.11 is hereby added to the Credit Agreement as follows:
“(c)    At no time will the Borrower allow the current month's Short Position of electrical power to exceed 350,000 megawatt hours.”
3.5    Section 8.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“8.16    Proprietary Value-at-Risk. Borrower's Proprietary Value-at-Risk shall not at any time exceed $8,000,000.00 (95% confidence interval and one-day time horizon). “Proprietary Value-at-Risk” shall mean the risk of mark to market value loss for proprietary positions in all Products calculated using historical market trends, prices, volatility and correlations.”
3.6    A new Section 8.22 is hereby added to the Credit Agreement as follows:
“8.22    Electrical Power and Environmental Products Value at Risk. Borrower's Electrical Power and Environmental Products Value at Risk shall not at any time exceed $4,000,000.00 (95% confidence interval and one-day time horizon). “Electrical Power and Environmental Products Value at Risk” shall mean the risk of mark to market value loss for all electrical power and Environmental Products positions calculated using historical market trends, prices, volatility and correlations.”
4.    Amendments to Schedules and Exhibits to the Credit Agreement.
4.1    Schedule 8.12. Schedule 8.12 to the Credit Agreement is hereby amended and restated in its entirety with Schedule 8.12 attached hereto.
4.2    Exhibits. Each of Exhibit B, Exhibit D, Exhibit E and Exhibit I to the Credit Agreement is hereby amended and restated in its entirety with Exhibit B, Exhibit D, Exhibit E and Exhibit I attached hereto, respectively.
5.    Effectiveness of Amendment. This Amendment shall be effective (the “Effective Date”) upon:
(a)Receipt by the Agent of a copy of this Amendment, duly executed by the Borrower and Supermajority Banks.
(b)Receipt by the Agent of updated risk management policies that shall cover Borrower's trading activities in electrical power and Environmental Products, such policies to be reasonably satisfactory to the Agent and the Banks.
(c)Receipt by the Agent of all fees due and owing.

6.    Ratifications, Representations and Warranties.
(a)The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and the Banks agree that the Credit Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.
(b)To induce the Banks to enter into this Amendment, the Borrower ratifies and confirms that each representation and warranty set forth in the Credit Agreement is true and correct in all material respects as if such representations and warranties were made on the even date herewith (unless stated to relate solely to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date), in each case other than representations and warranties that are (x) subject to a materiality qualifier, in which case such representations and warranties shall be (or shall have been) true and correct and (y) modified by the updated disclosure schedules attached hereto, in which case such representations and warranties shall be true and correct as modified, and further represents and warrants (i) that there has occurred since the date of the last financial statements delivered to the Banks no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect, (ii) that no Event of Default exists both before and after giving effect to this Amendment, and (iii) that the Borrower is fully authorized to enter into this Amendment.

7.    Benefits. This Amendment shall be binding upon and inure to the benefit of the Banks and the Borrower, and their respective successors and assigns; provided, however, that Borrower may not, without the prior written consent of the Banks, assign any rights, powers, duties or obligations under this Amendment, the Credit Agreement or any of the other Loan Documents.
8.    Governing Law. THIS AMENDMENT IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW RULES OF THAT STATE (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
9.    Invalid Provisions. If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.
10.    Entire Agreement. THIS CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
11.    Reference to Credit Agreement. The Credit Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
12.    Loan Document. This Amendment shall be considered a Loan Document under the Credit Agreement.
13.    Counterparts. This Amendment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
ENSERCO ENERGY INC.,
a South Dakota corporation

By: /s/ Steven J. Helmers
Name: Steven J. Helmers
Title: Senior Vice President and General Counsel

ACCEPTED AND AGREED:

ENSERCO MIDSTREAM, LLC,
a South Dakota limited liability company

By: /s/ Steven J. Helmers
Name: Steven J. Helmers
Title: Senior Vice President and General Counsel

BNP PARIBAS,
as Agent

By: /s/ Keith Cox
Name: Keith Cox
Title: Managing Director

By: /s/ Keith Richards
Name: Keith Richards
Title: Vice President
BNP PARIBAS,
as a Bank and an Issuing Bank

By: /s/ Keith Cox
Name: Keith Cox
Title: Managing Director

By: /s/ Keith Richards
Name: Keith Richards
Title: Vice President
SOCIETE GENERALE,
as a Bank and an Issuing Bank

By: /s/ Chung-Taek Oh
Name: Chung-Taek Oh
Title: Director

By: /s/ Emmanuel Chesneau
Name: Emmanuel Chesneau
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as a Bank

By: /s/ Chan K. Park
Name: Chan K. Park
Title: Senior Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENTS BANK, as a Bank

By:/s/ Louis Prieur
Name: Louis Prieur
Title: Vice President

By: /s/ Mark Lvoff
Name: Mark Lvoff
Title: Managing Director
SCHEDULE 8.12

DIRECTORS AND OFFICERS

OFFICER	TITLE	DIRECTOR

David R. Emery 625 Ninth Street Rapid City, SD 57701	Chairman and Chief Executive Officer	X

Anthony S. Cleberg 625 Ninth Street Rapid City, SD 57701	Executive Vice President and Chief Financial Officer (also Assistant Treasurer and Assistant Secretary)	X

Steven J. Helmers 625 Ninth Street Rapid City, SD 57701	Senior Vice President, General Counsel and Chief Compliance Officer (also Assistant Secretary)	X

Garner M. Anderson 625 Ninth Street Rapid City, SD 57701	Vice President, Treasurer and Chief Risk Officer

Victoria J. Campbell 350 Indiana St., Suite 400 Golden, CO 80401	Vice President and General Manager

EXHIBIT B

FORM OF
COMPLIANCE CERTIFICATE
[Date]
BNP Paribas                Société Générale
787 Seventh Avenue                1221 Avenue of the Americas
New York, New York 10019                New York, New York 10020
Attention: Christine Dirringer                Attention: Chung-Taek Oh
Telephone: (917) 472-4919                Telephone: (212) 278-6345
Facsimile: (212) 841-2536                Facsimile: (212) 278-7953
Re:    Third Amended and Restated Credit Agreement, dated to be effective as of May 8, 2009 (as amended or supplemented from time to time, the “Agreement”), by and among Enserco Energy Inc. (the “Borrower”), the banks that from time to time are parties thereto, and BNP Paribas, as Agent
Ladies and Gentlemen:
The Borrower, acting through its duly authorized Responsible Officers (as that term is defined in the Agreement), certifies to each of the Banks that the Borrower is in compliance with the Agreement and in particular certifies the following as of ____________:

I.	Borrowing Base Sub-Cap = $

II.	Financial Covenants and Net Cumulative Loss Covenant:

	Actual	Requirement
Net Working Capital ($)	___________	___________[1]
Tangible Net Worth ($)	___________	___________ [1]
Realized Net Working Capital ($)	__________	60,000,000 [1]
Total Liabilities to Tangible Net Worth	__________	5:1 [1]
Net Cumulative (Loss) / Gain ($)	___________	___________ [2]
1 Based on the Borrowing Base Sub-Cap above, and Section 7.15 (a) through (d) and 8.11(b) of the Agreement, as applicable.
2 Subject to the calculation set forth in Section 7.16 of the Agreement.

III.	Other Covenants

	Actual	Requirement
Net Fixed Price Volumes:
Natural Gas (MMBTU's)	__________ [3]	3,000,000
Crude Oil and Distillates (bbls)	__________[3]	50,000
Natural Gas Liquids (gallons)	__________[3]	1,000,000
Coal (tons)	__________[3]	2,000,000
Electrical Power (MWh)	__________[3]	1,000,000
RECs (MWh)	__________[3]	2,000,000
Carbon Credits (metric tons)	__________[3]	2,000,000
NOx/SOx Credits (tons)	__________[3]	100,000
Value-at-Risk (1-day/95%):
Proprietary ($)	__________[4]	8,000,000
Transportation ($)	__________[4]	10,000,000
Coal ($)	__________[4]	3,000,000
Electrical Power and Environmental Products ($)	__________[4]	4,000,000
Unhedged Transportation Exposure ($)	__________[5]	___________[6]
3 Represents maximum Net Fixed Price Volumes since the date of the previous Compliance Certificate.
4 Represents maximum VAR since the date of the previous Compliance Certificate.
5 Represents Unhedged Transportation Exposure calculated per Agreement. Note that the maximum Unhedged Transportation Exposure since the date of the previous compliance certificate was $___ Compliance Certificate
6 Subject to the calculation set forth in Section 8.15 of the Agreement

Further, the undersigned hereby certifies that (i) the Net Fixed Price Volume of natural gas, the Net Fixed Price Volume of crude oil and distillates for crude blending, the Net Fixed Price Volume of natural gas liquids, the Net Fixed Price Volume of coal, the Net Fixed Price Volume of RECs, the Net Fixed Price Volume of Carbon Credits, and the Net Fixed Price Volume of NOx/SOx Credits has at no time exceeded the limitations set forth in Section 8.11 of the Agreement, (ii) the Unhedged Transportation Exposure has at no time exceeded the limitations set forth in Section 8.15 of the Agreement, (iii) the Proprietary Value-at-Risk has at no time exceeded the limitations set forth in Section 8.16 of the Agreement, (iv) the Transportation Value-at-Risk has at no time exceeded the limitations set forth in Section 8.17 of the Agreement, (v) the Coal Value-at-Risk has at no time exceeded the limitations set forth in Section 8.21 of the Agreement, (vi) the Electrical Power and Environmental Product Value-at-Risk has at no time exceeded the limitations set forth in Section 8.22 of the Agreement, (vii) in calculating the financials on an Economic Basis, the undersigned has used the longest mark to market valuation period it is reasonably able to use, and such period was at no time less than three and one-half (3.5) years and (viii) that the undersigned has no knowledge of any Defaults or Events of Defaults under the Agreement which existed as from the Closing Date of the Agreement or which exist as of the date of this letter.

The undersigned also certifies that the accompanying financial statements present fairly, in all material respects, the financial condition of the Borrower as of _____________, and the related results of operations for the ___________ then ended, in conformity with generally accepted accounting principles and in conformity with the definition of Economic Basis under the Agreement to the extent applicable.

Very truly yours,

ENSERCO ENERGY INC.
a South Dakota corporation

By:
Name:
Responsible Officer

c/c The Banks

EXHIBIT D

FORM OF BORROWING BASE COLLATERAL POSITION REPORT
[Date]
BNP Paribas                Société Générale
787 Seventh Avenue                1221 Avenue of the Americas
New York, New York 10019                New York, New York 10020
Attention: Christine Dirringer                Attention: Chung-Taek Oh
Telephone: (917) 472-4919                Telephone: (212) 278-6345
Facsimile: (212) 841-2536                Facsimile: (212) 278-7953
Re:    Third Amended and Restated Credit Agreement, dated to be effective as of May 8, 2009 (as amended or supplemented from time to time, the “Agreement”), by and among Enserco Energy, Inc. (the “Borrower”), the banks that from time to time are parties thereto, and BNP Paribas, as Agent
Ladies and Gentlemen:
The Borrower, acting through its duly authorized Responsible Officer (as that term is defined in the Agreement), delivers the attached report to the Banks and certifies to each of the Banks that it has at all times been and continues to be in compliance with the Agreement. Further, the undersigned hereby certifies that (i) the undersigned has no knowledge of any Defaults or Events of Default under the Agreement which existed since the Closing Date of the Agreement (other than any Defaults or Events of Default of which the Borrower has previously notified the Agent pursuant to Section 7.02 or 7.03 of the Agreement) or which exist as of the date of this letter and (ii) as of the date written above, the amounts indicated on the attached schedule were accurate and true as of the date of preparation.

The undersigned also certifies that the amounts set forth on the attached report constitute all Collateral which has been or is being used in determining availability for an advance or letter of credit issued under the Borrowing Base Line, as of the preceding date of such advance or issuance, as applicable. This certificate and attached reports are submitted pursuant to Subsection 7.02(b) of the Agreement. Capitalized terms used herein and in the attached reports have the meanings specified in the Agreement.

Very truly yours,

ENSERCO ENERGY INC.,
a South Dakota corporation

By:
Name:
Responsible Officer
c/c The Banks
Enserco Energy Inc.
BORROWING BASE COLLATERAL POSITION REPORT
AS OF [DATE]

I.	COLLATERAL
A.	Cash Collateral	$_______	100%	$________
B.	Equity in Approved Brokerage Accounts	$_______	90%	$________
C.	Tier I Accounts	$_______	90%	$________
D.	Tier II Accounts	$_______	85%	$________
E.	Tier I Unbilled Eligible Accounts	$_______	85%	$________
F.	Tier II Unbilled Eligible Accounts	$_______	80%	$________
G.	Eligible Inventory (other than Line Fill or Tank Bottom)	$_______	80%	$________
H.	Eligible Inventory that is Line Fill	$_______	70%	$________
I.	Eligible Hedged Coal Inventory	$_______	75%	$________[2]
J.	Eligible Exchange Receivables	$_______	80%	$________
K.	Undelivered Product Value	$_______	80%	$________
L.	Eligible Environmental Products	$_______	50%	$________
M.	Amount subject to First Purchaser Lien that is not secured by a L/C	($______)	100%	($_______)
N.	The mark to market amounts owed to the Swap Banks under Swap Contracts as reported by the Swap Banks	($______)	120%	(________)
		-----------	----------	------------
		=======	======	=======
	TOTAL COLLATERAL	$_______	_______	$________[3]
	BORROWING BASE SUB-CAP			$________
	BORROWING BASE ADVANCE CAP (Least of $_______________, Borrowing Base Sub-Cap or Total Collateral)			$________
II.	BANK OUTSTANDINGS			$________
A.	Loans from the Banks			$________
B.	L/Cs from the Banks			$________
TOTAL OUTSTANDINGS UNDER BORROWING BASE LINE				$________
III.	EXCESS/(DEFICIT) (I-II)			$________

May not exceed $15,000,000.00
2 Eligible Hedged Coal Inventory may not exceed fifteen percent of the total net collateral.
3 Net collateral attributable to coal was less than thirty percent of the total net collateral. Net collateral attributable to Eligible Environmental Products totaled $____, which was less than ten percent of the total net collateral.

EXHIBIT E

FORM OF NET POSITION REPORT
[Date]
BNP Paribas                Société Générale
787 Seventh Avenue                1221 Avenue of the Americas
New York, New York 10019                New York, New York 10020
Attention: Christine Dirringer                Attention: Chung-Taek Oh
Telephone: (917) 472-4919                Telephone: (212) 278-6345
Facsimile: (212) 841-2536                Facsimile: (212) 278-7953
Re:    Third Amended and Restated Credit Agreement, dated to be effective as of May 8, 2009 (as amended or supplemented from time to time, the “Agreement”), by and among Enserco Energy Inc. (the “Borrower”), the banks that from time to time are parties thereto, and BNP Paribas, as Agent
Ladies and Gentlemen:
In my capacity as Responsible Officer of Enserco Energy Inc., I hereby certify to you that as of the date written above, such company's aggregate net positions are as follows:

	Long Position	Short Position	Net Position
MMBTUS
CRUDE OIL AND DISTILLATES
NATURAL GAS LIQUIDS
COAL

ELECTRICAL POWER

RECS

CARBON CREDITS

NOx/SOx CREDITS

To the best of my knowledge, these net positions have at no time exceeded the limitations set forth in Section 8.11 of the Agreement.

Very truly yours,

ENSERCO ENERGY INC.,
a South Dakota corporation

By:
Name:
Responsible Officer
c/c The Banks

EXHIBIT I

FORM OF
NOTICE OF BORROWING BASE SUB-CAP ELECTION
[Date]
BNP Paribas                Société Générale
787 Seventh Avenue                1221 Avenue of the Americas
New York, New York 10019                New York, New York 10020
Attention: Christine Dirringer                Attention: Chung-Taek Oh
Telephone: (917) 472-4919                Telephone: (212) 278-6345
Facsimile: (212) 841-2536                Facsimile: (212) 278-7953
Re:    Third Amended and Restated Credit Agreement, dated to be effective as of May 8, 2009 (as amended or supplemented from time to time, the “Agreement”), by and among Enserco Energy Inc. (the “Borrower”), the banks that from time to time are parties thereto, and BNP Paribas, as Agent
Ladies and Gentlemen:
The Borrower, acting through its duly authorized Responsible Officers (as that term is defined in the Agreement), notifies the Banks that Borrower elects a Borrowing Base Sub-Cap of $200,000,000 and certifies to each of the Banks that the Borrower is in compliance with the Agreement and in particular certifies the following as of ____________:

I.	Elected L/C Sub-limit Caps:

Elections
Performance L/Cs	25,000,000
90 Day Transportation and Storage L/Cs [1]	100,000,000
365 Day Transportation and Storage L/Cs [1]	75,000,000
90 Day Swap L/Cs	75,000,000
365 Day Swap L/Cs	75,000,000
90 Day Supply L/Cs	200,000,000
365 Day Supply L/Cs	25,000,000
Supply L/Cs (regardless of tenor) - NGL	25,000,000
Supply L/Cs (regardless of tenor) - Coal	25,000,000
1 Aggregate amount outstanding may not exceed the Elected Ninety (90) Day Transportation and Storage L/C Cap then in effect.

II.	Financial Covenants and Net Cumulative Loss Covenant:

	Actual	Requirement
Net Working Capital ($)	__________	__________ [1]
Tangible Net Worth ($)	___________	__________ [1]
Total Liabilities to Tangible Net Worth	__________	5:1 [1]
Realized Net Working Capital ($)	__________	60,000,000 [1]
Net Cumulative (Loss) / Gain	__________	__________ [2]
1 Based on the Borrowing Base Sub-Cap above, and Section 7.15(a) through (d) and 8.11(b) of the Agreement, as applicable.
2 Subject to the calculation set forth in Section 7.16 of the Agreement.

IV.	Other Covenants

	Actual	Requirement
Net Fixed Price Volumes:
Natural Gas (MMBTU's)	__________ [3]	3,000,000
Crude Oil and Distillates (bbls)	__________[3]	50,000
Natural Gas Liquids (gallons)	__________[3]	1,000,000
Coal (tons)	__________[3]	2,000,000
Electrical Power (MWh)	__________[3]	1,000,000
RECs (MWh)	__________[3]	2,000,000
Carbon Credits (metric tons)	__________[3]	2,000,000
NOx/SOx Credits (tons)	__________[3]	100,000
Value-at-Risk (1-day/95%):
Proprietary ($)	__________[4]	8,000,000
Transportation ($)	__________[4]	10,000,000
Coal ($)	__________[4]	3,000,000
Electrical Power and Environmental Products ($)	__________[4]	4,000,000
Unhedged Transportation Exposure ($)	__________[5]	___________[6]
3 Represents maximum Net Fixed Price Volumes since the date of the previous Compliance Certificate.
4 Represents maximum VAR since the date of the previous Compliance Certificate.
5 Represents Unhedged Transportation Exposure calculated per Agreement. Note that the maximum Unhedged Transportation Exposure since the date of the previous compliance certificate was $___ Compliance Certificate
6 Subject to the calculation set forth in Section 8.15 of the Agreement

Further, the undersigned hereby certifies that (i) the Net Fixed Price Volume of natural gas, the Net Fixed Price Volume of crude oil and distillates for crude blending, the Net Fixed Price Volume of natural gas liquids, the Net Fixed Price Volume of coal, the Net Fixed Price Volume of RECs, the Net Fixed Price Volume of Carbon Credits, and the Net Fixed Price Volume of NOx/SOx Credits has at no time exceeded the limitations set forth in Section 8.11 of the Agreement, (ii) the Unhedged Transportation Exposure has at no time exceeded the limitations set forth in Section 8.15 of the Agreement, (iii) the Proprietary Value-at-Risk has at no time exceeded the limitations set forth in Section 8.16 of the Agreement, (iv) the Transportation Value-at-Risk has at no time exceeded the limitations set forth in Section 8.17 of the Agreement, (v) the Coal Value-at-Risk has at no time exceeded the limitations set forth in Section 8.21 of the Agreement, (vi) the Electrical Power and Environmental Product Value-at-Risk has at no time exceeded the limitations set forth in Section 8.22 of the Agreement, and (vi) that the undersigned has no knowledge of any Defaults or Events of Defaults under the Agreement which existed as from the Closing Date of the Agreement or which exist as of the date of this letter.

The undersigned also certifies that the accompanying financial statements present fairly, in all material respects, the financial condition of the Borrower as of ____________, and the related results of operations for the ___________ then ended, in conformity with generally accepted accounting principles and in conformity with the definition of Economic Basis under the Agreement.

Very truly yours,

ENSERCO ENERGY INC.,
a South Dakota corporation

By:
Name:
Responsible Officer
c/c The Banks